Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Cascade Bancorp’s Amendment No. 1 to Form 8-K of our report, dated February 2, 2006, on the audit of the financial statements of F&M Holding Company and Subsidiary as of and for the two-year period ended December 31, 2005.

/s/ Moss Adams LLP
March 3, 2006